Exhibit 10.37

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

AMENDMENT No.2 To Professional Services Agreement

This Amendment No. 2 (this “Amendment”), dated as of January 28, 2014, and made effective as of January 1, 2014 (“Effective Date”), by and between AIG Global Services, Inc. (“Customer”) and Virtusa Corporation, (“Service Provider”or “Vendor”) is issued pursuant to that certain Professional Services Agreement by and between Customer and Service Provider dated as of April 25, 2008 as amended (the “Agreement”).  Any defined terms not otherwise defined herein shall have the meanings set forth in the Agreement.  Except to the extent otherwise expressly set forth in this Amendment, the terms of the Agreement shall remain in full force and effect.

The parties agree to amend the Agreement as follows:

1.                                      Volume Discount:

Commencing on the Effective Date and in effect for two calendar years until December 31, 2015, Vendor shall provide an [****************************************************************************************************

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[*************************]

[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]		[****]

For purposes of illustration only, the [********] shall be calculated as follows:

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers thereunto duly authorized as of the Effective Date.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

AIG Global Services, Inc.		Virtusa Corporation

By:	/s/ Janet Gill	By:	/s/ Paul D. Tutun

Name:	Janet Gill	Name:	Paul D. Tutun

Title:	VP, GS&PS	Title:	Senior Vice President and General Counsel

Date:	2/27/2014	Date:	2/26/2014